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                           COAST DENTAL SERVICES, INC.

                                                                    EXHIBIT 32.2


                                  CERTIFICATION


           In connection with the Quarterly Report of Coast Dental Services, Inc. (the "Company") on Form 10-Q for the period ending June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Terek Diasti, principal executive officer of the Company, certify that:

     1) The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and

     2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period ended June 30, 2003.

A signed original of this written certification required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

/s/ TIMOTHY G. MERRICK
--------------------------------------------

Timothy G. Merrick
Vice President - Finance
(Principal Financial and Accounting Officer)
August 12, 2003


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